UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2006

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01

REGULATION FD DISCLOSURE

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 7.01

REGULATION FD DISCLOSURE

On June 13, 2006, Salem Communications Corporation issued a press release announcing that its wholly-owned subsidiary Salem Communications Holding Corporation amended its senior credit facility effective June 9, 2006.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

Not Applicable.

(b)

Pro Forma Financial Information.

Not Applicable.

(c)

Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1

Press release, dated June 13, 2006, of Salem Communications Corporation announcing that its wholly-owned subsidiary Salem Communications Holding Corporation amended its senior credit facility effective June 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: June 12, 2006	By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President - Accounting and Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release, dated June 13, 2006, of Salem Communications Corporation announcing that its wholly-owned subsidiary Salem Communications Holding Corporation amended its senior credit facility effective June 9, 2006.

EXHIBIT 99.1

Salem Communications Amends its Senior Credit Facility

CAMARILLO, CA, June 13, 2006 -- Salem Communications Corporation (NASDAQ: SALM), a leading U.S. radio broadcaster, Internet content provider and magazine publisher targeting audiences interested in Christian and family-themed content and conservative values, today announced that Salem Communications Holding Corporation, a wholly-owned subsidiary, amended its senior credit facility effective June 9, 2006.

The primary modifications to the credit facility include:

•

Increasing Salem’s loan commitments to $315.0 million;

•

Allowing for the payment of up to $5.0 million per year in dividends and the payment of an additional $30.0 million in dividends during the life of the credit facility;

•

Allowing for the repurchase of stock and the payment of dividends, in addition to amounts repurchased prior to June 9, 2006, of up to $50.0 million when total leverage is greater than 4.00 to 1.00 but less than 5.50 to 1.00 and up to $15.0 million when total leverage is greater than 5.50 to 1.00; and

•

Allowing for the repurchase of stock or the payment of additional dividends with a portion of the proceeds of asset sales.

In addition to its radio properties, Salem Communications owns Salem Radio Network®, which syndicates talk, news and music programming to approximately 2,000 affiliates; Salem Radio Representatives™, a national radio advertising sales force; Salem Web Network™, an Internet provider of Christian content and online streaming; and Salem Publishing™, a publisher of Christian-themed magazines. Upon the close of all announced transactions, the company will own 104 radio stations, including 66 stations in 24 of the top 25 markets. Additional information about Salem may be accessed at the company's website, www.salem.cc.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem's radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.